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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                              October 12, 1999


                               YOUBET.COM, INC.
              (Exact Name of Registrant as specified in Charter)

           Delaware                    33-13789LA              95-4627253
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification Number)


       1950 Sawtelle Boulevard, Suite 180, Los Angeles, California 90025
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             (Address of principal executive offices)  (Zip Code)


                                (310) 444-3300
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             (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

A. A copy of a press release issued by Youbet.com, Inc. on October 1, 1999 is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

B. A copy of a press release issued by Youbet.com, Inc. on October 4, 1999 is attached hereto as EXHIBIT 99.2 and incorporated herein by reference.

ITEM 7.  EXHIBITS

      Exhibit Number       Description of Document
      --------------       -----------------------
           99.1            Press release dated October 1, 1999
           99.2            Press release dated October 4, 1999


                                      2

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 1999                  YOUBET.COM, INC.,
                                        (Registrant)


                                        By:  /s/  Phillip C. Hermann
                                             -----------------------
                                             Phillip C. Hermann
                                             Chief Financial Officer